Note Payable and Line of Credit	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
Note Payable and Line of Credit
Note Payable and Line of Credit

On September 28, 2012, the Company entered into a first mortgage loan agreement (the "CoBank Loan") with a syndicate of banks with CoBank, ACB ("CoBank") serving as administrative agent. The CoBank Loan amended and restated the five-year senior loan agreement for $211.0 million entered into on March 24, 2010 and its amendments (the "Mahrt Loan").

Under the CoBank Loan, the Company initially can borrow up to $148.0 million in principal, including $133.0 million through a term loan facility ("CoBank Term Loan") and up to $15.0 million through a revolving credit facility (the "CoBank Revolver"). the Company also has the ability to increase the amount of the CoBank Term Loan by up to $50.0 million (the "CoBank Incremental Loan") during the term of the CoBank Loan. On August 11, 2018, all outstanding principal, interest, and any fees or other obligations on the CoBank Loan will be due and payable in full. The CoBank Loan is secured by a first mortgage in the Mahrt Timberland, a first priority security interest in all bank accounts held by the Company, and a first priority security interest on all other assets of the Company.

Proceeds of $133.0 million from the CoBank Term Loan were used to pay off the outstanding balance of the Mahrt Loan, fund costs associated with closing the CoBank Loan, and partially fund the Property acquisition (see Note 3). As of December 31, 2012, the outstanding balance of the CoBank Loan was $132.4 million, all of which was outstanding under the CoBank Term Loan.

The CoBank Loan bears interest at an adjustable rate based on, at the option of the Company, either the one-, two-, or three-month LIBOR plus an applicable margin ranging from 2.00% to 2.75% (the "LIBOR Rate") or at an alternate base rate plus an applicable margin ranging from 1.00% to 1.75% (the "Base Rate"). The Base Rate for any day is, as announced by CoBank on the first business day of each week, as the higher of (a) 1.5% greater than one-month LIBOR or (b) the prime rate as published from time to time in the Eastern Edition of the Wall Street Journal, or, if the Wall Street Journal shall cease publishing the “prime rate” on a regular basis, such other regularly published average prime rate applicable to such commercial banks as is acceptable to the lenders in their reasonable discretion. The margin component of the LIBOR Rate and the Base Rate is based on the loan-to-collateral-value ratio (the “LTV Ratio”), which is expressed as a percentage, of (a) the outstanding principal amount of all loans outstanding, less certain amounts permitted to be set aside under the terms of the CoBank Loan, for working capital and other purposes and any cash balances accumulated to fund distributions or future acquisitions, to (b) the value of the timberland assets, as determined in accordance with the CoBank Loan.

The Company is required to pay a fee on the unused portion of the CoBank Revolver in an amount equal to the daily unused amount of the CoBank Revolver multiplied by a rate equal to (a) 0.375% per annum, if the LTV Ratio is greater than 40%, (b) 0.250% per annum, if the LTV Ratio is equal to or greater than 35% and less than 40%, and (c) 0.200% per annum, if the LTV Ratio is less than 35%.

The CoBank Loan is subject to mandatory prepayment from proceeds generated from dispositions of timberland and lease terminations. The mandatory prepayment excludes (1) the first $4.0 million of cost basis of timberland dispositions in any fiscal year if (a) LTV Ratio calculated on a pro forma basis after giving effect to such disposition does not exceed 40%, and (b) such cost basis is used as permitted under the CoBank Loan; and (2) lease termination proceeds of less than $2.0 million in a single termination until aggregate lease termination proceeds during the term of the CoBank loan exceeds $5.0 million. The Company may make voluntary prepayments at any time without premium or penalty.

The CoBank Loan contains, among others, the following financial covenants:

•	limits the LTV Ratio to 45% at the end of each fiscal quarter and upon the sale or acquisition of any property;

•	requires a fixed-charge coverage ratio of not less than 1.05:1.00 at the end of each fiscal quarter.

The Company believes it was in compliance as of December 31, 2012 and expects to remain in compliance with the financial covenants of the CoBank Loan. Additionally, the CoBank Loan requires funding of an account under the control of CoBank equal to approximately six months of interest on the CoBank Loan during any time the LTV Ratio is 35% or greater, or approximately three months of interest if the LTV Ratio is less than 35%.
Interest Paid and Fair Value of Outstanding Debt

During the years ended December 31, 2012, 2011, and 2010, the Company made the following interest payments on its borrowings:

	2012	2011	2010
Mahrt Loan	$2,533,285	$4,984,171	$6,212,596
CoBank Loan	726,347	—	—
Senior loan	—	—	876,489
Mezzanine loan	—	—	295,281
	$3,259,632	$4,984,171	$7,384,366

As of December 31, 2012 and 2011, the weighted-average interest rate on the aforementioned borrowings, after consideration of the interest rate swap, was 2.62% and 3.71%, respectively. As of December 31, 2012 and 2011, the estimated fair value of the Company's note payable was approximately $132.4 million and $118.4 million, respectively. The fair value was estimated based on discounted cash flow analysis using the current market borrowing rates for similar types of borrowing arrangements as of the measurement dates. The discounted cash flow method of assessing fair value results in a general approximation of value, and such value may never actually be realized.